UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 24, 2011

(Exact Name of Registrant as Specified in Charter)
001-11302
(Commission File Number)

OHIO	34-6542451
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)
127 Public Square
Cleveland, Ohio 44114-1306
(Address of principal executive offices and zip code)
(216) 689-3000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURE
Index to Exhibits
EX-99.4
EX-99.5

Section 8 – Other Events

Item 8.01	Other Events
          On February 24, 2011, KeyCorp (the “Corporation”) executed (i) Amendment No. 1 to its Replacement Capital Covenant, dated November 21, 2006, and (ii) Amendment No. 2 to its Replacement Capital Covenant, dated February 27, 2008. The Amendments together are herein referred to as the “Amendments” and the Replacement Capital Covenants together are herein referred to as the “Replacement Capital Covenants.” The Corporation executed the Replacement Capital Covenant, dated November 21, 2006, in favor of and for the benefit of each holder of Covered Debt in connection with the issuance of $500,010,000 aggregate principal amount of the Corporation’s 6.750% junior subordinated debentures due 2066 to KeyCorp Capital IX, a Delaware statutory trust (“Trust IX”), and the issuance by Trust IX of $500,000,000 aggregate liquidation amount of its 6.750% Enhanced Trust Preferred Securities. The Corporation executed the Replacement Capital Covenant, dated February 27, 2008, as amended by a Supplement, dated as of March 3, 2008, in favor of and for the benefits of each holder of Covered Debt in connection with the issuance of $740,010,000 aggregate principal amount of the Corporation’s 8.000% junior subordinated debentures due 2068 to KeyCorp Capital X, a Delaware statutory trust (“Trust X”), and the issuance by Trust X of $740,000,000 aggregate liquidation amount of its 8.000% Enhanced Trust Preferred Securities.
          The intent and effect of the Amendments is (i) to recognize, for purposes of calculating qualified replacement capital, the proceeds from the issuance by the Corporation of certain securities, including but not limited to Common Shares, rights to acquire Common Shares, Mandatorily Convertible Preferred Stock and REIT Preferred Securities, after February 24, 2011 (the effective date of the Amendments) without regard to the date of such issuance, and without double counting proceeds received in any prior measurement period with respect to the securities covered by the Replacement Capital Covenants, and (ii) to permit the Corporation to designate one of the series of Eligible Debt to become the Covered Debt on and after a Redesignation Date.
          Capitalized terms used but not defined in this Item 8.01 have the meanings set forth in the respective Replacement Capital Covenant, each as amended.
          The Replacement Capital Covenant for Trust IX, the original Replacement Capital Covenant for Trust X, and the Supplement to the Replacement Capital Covenant for Trust X are incorporated herein by reference as Exhibits 99.1, 99.2, and 99.3, respectively. Copies of the Amendments are attached hereto as Exhibits 99.4 and 99.5.
Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits
(d)	Exhibits.

99.1	Replacement Capital Covenant, dated November 21, 2006, of the Corporation (incorporated herein by reference to Exhibit 99.1 of the Corporation’s Form 8-K filed on November 21, 2006).

99.2	Replacement Capital Covenant, dated February 27, 2008, of the Corporation (incorporated herein by reference to Exhibit 99.1 of the Corporation’s Form 8-K filed on February 27, 2008).

99.3	Supplement, dated as of March 3, 2008, to the Replacement Capital Covenant, dated February 27, 2008, of the Corporation (incorporated herein by reference to Exhibit 99.1 of the Corporation’s Form 8-K filed on March 3, 2008).

99.4	Amendment No. 1 to Replacement Capital Covenant, dated February 24, 2011, amending the

Replacement Capital Covenant, dated November 21, 2006.

99.5	Amendment No. 2 to Replacement Capital Covenant, dated February 24, 2011, amending the Replacement Capital Covenant, dated February 27, 2008.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KEYCORP

(Registrant)

Date: February 24, 2011	/s/ Steven N. Bulloch

	By:	Steven N. Bulloch
Assistant Secretary

Index to Exhibits

Exhibit Number	Description

99.1	Replacement Capital Covenant, dated November 21, 2006, of the Corporation (incorporated herein by reference to Exhibit 99.1 of the Corporation’s Form 8-K filed on November 21, 2006).
99.2	Replacement Capital Covenant, dated February 27, 2008, of the Corporation (incorporated herein by reference to Exhibit 99.1 of the Corporation’s Form 8-K filed on February 27, 2008).
99.3	Supplement, dated as of March 3, 2008, to the Replacement Capital Covenant, dated February 27, 2008, of the Corporation (incorporated herein by reference to Exhibit 99.1 of the Corporation’s Form 8-K filed on March 3, 2008).
99.4	Amendment No. 1 to Replacement Capital Covenant, dated February 24, 2011, amending the Replacement Capital Covenant, dated November 21, 2006.
99.5	Amendment No. 2 to Replacement Capital Covenant, dated February 24, 2011, amending the Replacement Capital Covenant, dated February 27, 2008.